                                                                     Exhibit 4.1
                             [NATIONS EXPRESS LOGO]

                              NATIONS EXPRESS, INC.
           Incorporated under the Laws of the State of North Carolina

                                                        CUSIP NUMBER 638576 10 8
                                        See Reverse Side for Certain Definitions

THIS CERTIFIES THAT _____________________ is the owner of ________________ fully paid and non-assessable shares of common stock, no par value per share, of Nations Express, Inc. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued under and shall be subject to all of the provisions of the Articles of Incorporation and Bylaws of the Corporation and any amendments thereto which the holder, by acceptance hereof, assents. This certificate is not valid unless countersigned and registered by the Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

NATIONS EXPRESS, INC.

By:                                       By:
   ---------------------------------         -----------------------------------
         President                                    Chief Financial Officer

COUNTERSIGNED AND REGISTERED:
First Union National Bank (Charlotte NC), Agent
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                                      BACK

                             NATIONS EXPRESS, INC.

     THE ARTICLES OF INCORPORATION OF THE CORPORATION ON FILE WITH THE SECRETARY OF STATE OF NORTH CAROLINA SET FORTH IN FULL (A) THE DENIAL TO THE SHAREHOLDERS OF PREEMPTIVE RIGHTS TO ACQUIRE UNISSUED OR TREASURY SHARES OF THE CORPORATION,
(B) THE DENIAL OF THE RIGHT OF CUMULATIVE VOTING, AND (C) THE TWO CLASSES OF STOCK, AUTHORIZED COMMON STOCK AND PREFERRED STOCK. THE BOARD OF DIRECTORS IS AUTHORIZED TO FIX AND DETERMINE THE NUMBER OF SHARES AND THE DESIGNATION OF ANY SERIES OF PREFERRED STOCK AND TO DETERMINE THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED ON ANY SERIES OF PREFERRED STOCK.

     THE CORPORATION WILL FURNISH A FULL COPY OF SUCH STATEMENTS TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

     The following abbreviations, when used in the inscription on the face of this Certificate shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                    UNIF GIFT MIN ACT - _________ Custodian _______
                                                                        (Cust)            (Minor)
TEN ENT - as tenants by the entireties                                   under Uniform Gifts to Minors

JT TEN  - as joint tenants with right                                    Act ______________________
           of survivorship and not as                                               (State)
           tenants in common

     Additional abbreviations may also be used though not in the above list.

            For value received, hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
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                     (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                                                              shares
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of the Common stock represented by the within Certificate and do hereby irrevocably constitute and appoint

                                                                                                             Attorney
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to transfer the said stock on the books or the within named Corporation with full power of substitution in the premises



Dated                                                         -----------------------------------------------------
      -----------------------------------------------
                                                              -----------------------------------------------------
                                                              NOTICE:   The  signature  to  this   assignment  must
                                                              correspond  with  the name as  written  upon the face
                                                              of  the  Certificate  in  every  particular   without
                                                              alteration or enlargement, or any change whatever

Signature(s) Guaranteed

By:
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         The signatures must be guaranteed by an eligible
         guarantor institution with membership in an approved
         signature guarantee medallion program, pursuant to S.E.C.
         Rule 17A(d)-15/